UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

Iconic Sports Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40953	98-1596288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

190 Elgin Avenue
George Town, Grand Cayman
KY1-9008
Cayman Islands

(Address of principal executive offices, including zip code)

+44 (0) 2703 93702
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ICNC.U	The New York Stock Exchange
Class A ordinary shares included as part of the Units	ICNC	The New York Stock Exchange
Warrants included as part of the Units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ICNC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 21, 2021, the Registration Statement on Form S-1 (File No. 333-260096) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Iconic Sports Acquisition Corp., a Cayman Islands exempted company (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and on October 21, 2021, the Company subsequently filed a registration statement on Form S-1 (File No. 333-260421) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On October 26, 2021, the Company consummated the IPO of 34,500,000 units (the “Units”), which included the exercise of the Underwriters’ (as defined below) option to purchase an additional 4,500,000 Units at the IPO price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $345,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement (the “Underwriting Agreement”), dated October 21, 2021, by and among the Company and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated October 26, 2021, by and between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	A Registration and Shareholder Rights Agreement, dated October 26, 2021, by and among the Company, Iconic Sports Management LLC (the “Sponsor”) and certain shareholders of the Company, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated October 21, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated October 21, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Letter Agreement, dated October 26, 2021, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	Indemnity Agreements, each dated October 26, 2021, by and between the Company and each officer and director of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 17,025,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $17,025,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03. Amendments to Memorandum and Articles of Association.

On October 21, 2021, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $353,625,000 of the net proceeds from the IPO and the Private Placement (which includes $10,325,000 of the underwriters’ deferred discount) was placed in a U.S.-based trust account with Continental acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (a) the completion of the Company’s initial business combination, and then only in connection with those Class A Ordinary Shares that such shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to provide holders of Class A Ordinary Shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of our public shares if the Company does not complete its initial business combination within 18 months (or 21 months, as applicable) from the closing of the IPO or (ii) with respect to any other provision relating to shareholders’ rights, and (c) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 18 months (or 21 months, as applicable) from the closing of the IPO, subject to applicable law.

On October 21, 2021, the Company issued a press release announcing the pricing and upsize of the IPO, a copy of which is attached hereto as Exhibit 99.1.

On October 26, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

1.1	Underwriting Agreement by and among the Company and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement between Continental and the Company.
10.1	Investment Management Trust Agreement between Continental and the Company.
10.2	Registration and Shareholder Rights Agreement by and among the Company, the Sponsor and certain shareholders of the Company.
10.3	Private Placement Warrants Purchase Agreement by and between the Company and the Sponsor.
10.4	Administrative Services Agreement by and between the Company and the Sponsor.
10.5	Letter Agreement by and among the Company, the Sponsor and the officers and directors of the Company.
10.6	Form of Indemnity Agreement
99.1	Press Release, dated October 21, 2021.
99.2	Press Release, dated October 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2021

ICONIC SPORTS ACQUISITION CORP.

By:	/s/ Fausto Zanetton
Name:	Fausto Zanetton
Title:	Chief Financial Officer and Co-Chief Executive Officer

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